                                                                     EXHBIT 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                           ___________________________

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)



New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ___________________________

                                ANTENNA TV S.A.
              (Exact name of obligor as specified in its charter)



Prefecture of Athens Attica,
Hellenic Republic                                              Not applicable
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

Kifissias Avenue 10-12
Maroussi 151 25
Athens, Greece(Address of principal executive offices)                (Zip code)



                             9-3/4% notes due 2008
                      (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


--------------------------------------------------------------------------------
             Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C.  20429
     New York Clearing House Association        New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of July, 2001.

                            THE BANK OF NEW YORK


                            By:      /S/    THOMAS E. TABOR
                                   ---------------------------------------------
                            Name:  THOMAS E. TABOR
                            Title:    VICE PRESIDENT

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



ASSETS                                                                       Dollar Amounts
                                                                             In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and                               $ 2,811,275
  coin...........................................
 Interest-bearing balances.......................                              3,133,222
Securities:
 Held-to-maturity securities.....................                                147,185
 Available-for-sale securities...................                              5,403,923
Federal funds sold and Securities purchased                                    3,378,526
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases held for sale................                                   74,702
 Loans and leases, net of unearned
 income...............37,471,621
 LESS: Allowance for loan and
 lease losses............599,061
 Loans and leases, net of unearned                                            36,872,560
 income and allowance............................
Trading Assets...................................                             11,757,036
Premises and fixed assets (including capitalized                                 768,795
 leases).........................................
Other real estate owned..........................                                  1,078
Investments in unconsolidated subsidiaries and                                   193,126
 associated companies............................
Customers' liability to this bank on acceptances                                 592,118
 outstanding.....................................
Intangible assets................................
   Goodwill......................................                              1,300,295
   Other intangible assets.......................                                122,143
Other assets.....................................                              3,676,375
                                                                             -----------
Total assets.....................................                            $70,232,359



LIABILITIES
Deposits:
 In domestic offices.............................                            $25,962,242
 Noninterest-bearing  10,586,346
 Interest-bearing  15,395,896
 In foreign offices, Edge and Agreement                                       24,862,377
  subsidiaries, and IBFs.........................
 Noninterest-bearing  373,085
 Interest-bearing  24,489,292
Federal funds purchased and securities sold                                    1,446,874
 under agreements to repurchase..................
Trading liabilities..............................                              2,373,361
Other borrowed money:                                                          1,381,512
(includes mortgage indebtedness and obligations
 under capitalized leases).......
Bank's liability on acceptances executed and                                     592,804
 outstanding.....................................
Subordinated notes and debentures................                              1,646,000
Other liabilities................................                              5,373,065
Total liabilities................................                            $63,658,235
EQUITY CAPITAL
Common stock.....................................                              1,135,284
Surplus..........................................                              1,008,773
Retained earnings................................                              4,426,033
Accumulated other comprehensive income.........                                    4,034
Other equity capital                                                                   0
 components.....................
Total equity capital.............................                              6,574,124
Total liabilities and equity capital.............                            $70,232,359

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                                       Directors
Gerald L. Hassell
Alan R. Griffith



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